Exhibit 32

CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended September 30, 2010, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Cyanotech Corporation.

Date: November 10, 2010	/s/ David I. Rosenthal
David I. Rosenthal
Interim President and Chief Executive Officer and Director (Performing the Functions of Principal Executive Officer)

Date: November 10, 2010	/s/ Deanna L. Spooner
Deanna L. Spooner
Vice President — Finance and Administration and Chief Financial Officer